UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2018

THE CHILDREN’S PLACE, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging Growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 20, 2018, the Company issued a press release containing the Company's financial results for the fourth quarter of the fiscal year ended February 3, 2018 (“Fiscal 2017”) and for Fiscal 2017, and providing a preliminary estimated range of net income per diluted share for the first quarter of the fiscal year ending February 2, 2019 (“Fiscal 2018”) and for Fiscal 2018. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company’s results of operations and financial condition as of and for the fourth quarter of Fiscal 2017 and for Fiscal 2017. In accordance with General Instruction B.2 of Form 8-K, such information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On March 20, 2018, the Company issued a press release announcing that its Board of Directors has: (i) declared a quarterly cash dividend of $0.50 per share, with such dividend to be paid on April 27, 2018 to holders of record of the Company’s common stock on April 16, 2018; and (ii) approved a new $250 million share repurchase program, authorizing the Company to repurchase its common stock. Under the share repurchase program, the Company may repurchase shares in the open market at current market prices at the time of purchase, in privately negotiated transactions, or otherwise. The timing and actual number of shares repurchased under the program will depend on a variety of factors including price, corporate and regulatory requirements, and other market and business conditions, and the Company may suspend or discontinue the share repurchase program at any time, and may thereafter reinstate purchases, all without prior announcement. Also, the Company announced that it intends to enter into an accelerated share repurchase program with Goldman Sachs & Co. to repurchase $125 million of the Company’s common stock, par value $0.10 per share, as part of the Company’s existing share repurchase program. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Also on March 20, 2018, the Company issued a press release announcing that it has entered into an exclusive license agreement with Zhejiang Semir Garment Co. Ltd, parent of Balabala, China’s largest specialty children’s apparel retailer, for the Greater China market, covering Mainland China, Taiwan, Hong Kong and Macau. A copy of the press release is being furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release, dated March 20, 2018, issued by the Company regarding the Company’s financial results for the fourth quarter of Fiscal 2017 and for Fiscal 2017 (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

Exhibit 99.2	Press Release, dated March 20, 2018, issued by the Company regarding the declaration of a dividend, approval of a new share repurchase plan and intent to enter into an accelerated share repurchase program (Exhibit 99.2 is furnished as part of this Current Report on Form 8-K).

Exhibit 99.3	Press Release, dated March 20, 2018, issued by the Company regarding the Company’s entry into an exclusive license agreement for the Greater China market (Exhibit 99.3 is furnished as part of this Current Report on Form 8-K).

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and adjusted net income per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 28, 2017. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the weakness in the economy which continue to affect the Company’s target customer, the risk that the Company’s strategic initiatives to increase sales and margin are delayed or do not result in anticipated improvements, the risk of delays, interruptions and disruptions in the Company’s global supply chain, including resulting from foreign sources of supply in less developed countries or more politically unstable countries, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2018	THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane Elfers
	Name: Title:	Jane Elfers President and Chief Executive Officer